Exhibit 99.2
Precision Aerostructures, Inc.

CONSOLIDATED FINANCIAL STATEMENTS

For The Years Ended December 31, 2008 and 2007

with

INDEPENDENT AUDITORS’ REPORT THEREON

Precision Aerostructures, Inc.

TABLE OF CONTENTS

Independent Auditors’ Report	1

Financial Statements:

Consolidated Balance Sheets	2

Consolidated Statements of Operations	3

Consolidated Statements of Stockholder’s Equity (Deficit)	4

Consolidated Statements of Cash Flows	5-6

Notes to Consolidated Financial Statements	7-18

INDEPENDENT AUDITORS’ REPORT

Board of Directors
Precision Aerostructures, Inc.

We have audited the accompanying consolidated balance sheets of Precision Aerostructures, Inc. and subsidiary (the “Company”) as of December 31, 2008 and 2007, and the related consolidated statements of operations, stockholder’s equity (deficit) and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Precision Aerostructures, Inc. and subsidiary as of December 31, 2008 and 2007, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As more fully described in Note 1 to the consolidated financial statements, the Company incurred a significant operating loss in 2008 and negative cash flows from operations through December 31, 2008, and has an accumulated deficit at December 31, 2008. These items raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

KMJ | Corbin & Company LLP
Costa Mesa, California
January 20, 2010

Precision Aerostructures, Inc.

CONSOLIDATED BALANCE SHEETS

	December 31,
	2008	2007
ASSETS

Current assets:
Cash	$34,393	$453,602
Accounts receivable	42,325	2,198,183
Inventories	45,731	57,579
Other current assets	5,000	6,018
Total current assets	127,449	2,715,382

Property, plant and equipment, net	1,228,220	815,574

	$1,355,669	$3,530,956

LIABILITIES AND STOCKHOLDER’S EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$429,868	$865,972
Accrued payroll, payroll taxes and penalties	1,054,829	561,252
Income taxes payable	-	657,585
Line of credit	48,340	-
Note payable to related party	20,000	-
Current portion of capital lease obligations	485,192	39,423
Current portion of notes payable	73,798	37,530
Other current liabilities	462,696	91,147

Total current liabilities	2,574,723	2,252,909

Deferred tax liability	-	77,112
Capital lease obligations, net of current portion	234,158	76,758
Notes payable, net of current portion	94,610	101,801

Total liabilities	2,903,491	2,508,580

Commitments and contingencies

Stockholder’s equity (deficit):
Common stock, $1.00 par value; 5,000,000 shares authorized; 1,000 shares issued and outstanding	1,000	1,000
Additional paid-in capital	62,575	70,070
Retained earnings (accumulated deficit)	(1,611,397)	951,306

Total stockholder’s equity (deficit)	(1,547,822)	1,022,376

	$1,355,669	$3,530,956

See accompanying notes to consolidated financial statements

Precision Aerostructures, Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS

	For The Years Ended December 31,
	2008	2007

Net sales	$3,403,073	$6,157,876

Cost of sales	2,274,153	2,874,266

Gross profit	1,128,920	3,283,610

Operating expenses:
Payroll and related	1,194,353	1,432,629
Bad debt expense	2,637,432	-
General and administrative expenses	517,963	403,846

Total operating expenses	4,349,748	1,836,475

Income (loss) from operations	(3,220,828)	1,447,135

Other income (expense):
Other income	6,375	40
Interest expense, net	(70,522)	(53,604)

Total other expense, net	(64,147)	(53,564)

Income (loss) before income tax expense (benefit)	(3,284,975)	1,393,571

Income tax expense (benefit)	(722,272)	602,317

Net income (loss)	$(2,562,703)	$791,254

See accompanying notes to consolidated financial statements

Precision Aerostructures, Inc.

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY (DEFICIT)

For The Years Ended December 31, 2008 and 2007

				Retained
			Additional	Earnings
	Common Shares		Paid-in	(Accumulated
	Shares	Amount	Capital	Deficit)	Total

Balance, January 1, 2007	1,000	$1,000	$151,370	$160,052	$312,422

Distributions to stockholder	-	-	(81,300)	-	(81,300)
Net income	-	-	-	791,254	791,254

Balance, December 31, 2007	1,000	1,000	70,070	951,306	1,022,376

Contributions by stockholder	-	-	48,550	-	48,550
Distributions to stockholder	-	-	(56,045)	-	(56,045)
Net loss	-	-	-	(2,562,703)	(2,562,703)

Balance, December 31, 2008	1,000	$1,000	62,575	$(1,611,397)	$(1,547,822)

See accompanying notes to consolidated financial statements

Precision Aerostructures, Inc.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For The Years Ended December 31,
	2008	2007

Cash flows from operating activities:
Net (loss) income	$(2,562,703)	$791,254
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Bad debt expense	2,637,432	-
Depreciation	309,954	135,643
Deferred tax liability	(77,112)	32,130
Changes in operating assets and liabilities:
Accounts receivable	(481,574)	(1,793,912)
Inventories	11,848	28,999
Other current assets	1,018	(6,018)
Accounts payable	(95,841)	424,704
Accrued payroll, payroll taxes and penalties	493,577	510,606
Income taxes payable	(657,585)	582,612
Other current liabilities	371,549	(23,656)

Net cash provided by (used in) operating activities	(49,437)	682,362

Cash flows used in investing activities:
Purchase of property, plant and equipment	(215,264)	(145,512)

Cash flows from financing activities:
Payments made on notes payable	(42,267)	(32,819)
Borrowings from notes payable	30,000	-
Net borrowings on line of credit	48,340	-
Payments made on capital lease obligations	(203,086)	(134,934)
Borrowings from related party note payable	20,000	-
Distributions to stockholder	(56,045)	(81,300)
Contributions from stockholder	48,550	-

Net cash used in financing activities	(154,508)	(249,053)

Net change in cash	(419,209)	287,797

Cash, beginning of year	453,602	165,805

Cash, end of year	$34,393	$453,602

Continued …

Precision Aerostructures, Inc.

CONSOLIDATED STATEMENTS OF CASH FLOWS - CONTINUED

	For The Years Ended December 31,
	2008	2007

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$16,773	$22,300
Cash paid during the year for income taxes	$800	$800

Supplemental disclosure of noncash investing and financing activities:
Purchase of property and equipment with debt	$507,336	$529,299
Reclassification of accounts payable to notes payable	$-	$87,632
Reclassification of accounts payable to capital lease obligations	$340,263	$-

See accompanying notes to consolidated financial statements

Precision Aerostructures, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For The Years Ended December 31, 2008 and 2007

NOTE 1 – BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Precision Aerostructures, Inc. (the “Company”) is a California corporation.  The Company was incorporated in 2006 and is a supplier of complex structural airframe machined components and assemblies for commercial and military aircraft builders in the United States and around the world. The Company specializes in engineering, and manufacturing of precision computerized numerical control (“CNC”) machined multi-axis structural aircraft components.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America.

Principles of Consolidation

The consolidated financial statements include the accounts of Precision Aerostructures, Inc. and its wholly owned subsidiary, Precision Aerostructures.  All intercompany accounts and transactions have been eliminated in consolidation.

Basis of Accounting

The Company records transactions on the accrual basis of accounting. Accrual accounting allows for revenue to be recognized when earned and expenses to be recognized when goods or services are received, without regard to the receipt or payment of cash. The accompanying consolidated financial statements are presented on the accrual basis of accounting.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates include, but are not limited to, collectibility of accounts receivable, valuation of inventories, accrued payroll and income tax penalties and interest and the recoverability of property and equipment.  Actual results could differ from these estimates.

Precision Aerostructures, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For The Years Ended December 31, 2008 and 2007

NOTE 1 – BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company has incurred a net loss and has a working capital deficit of $2,447,274 at December 31, 2008.

The Company's success is dependent upon numerous items, certain of which are the successful growth of revenues from its products and services and its ability to obtain new customers in order to achieve levels of revenues adequate to support the Company's current and future cost structure, for which there is no assurance. Unanticipated problems, expenses, and delays are frequently encountered in establishing and maintaining profitable operations.  These include, but are not limited to, competition, the need to develop customer support capabilities and market expertise, setbacks in product development, technical difficulties, market acceptance and sales and marketing.  The failure of the Company to meet any of these conditions could have a materially adverse effect on the Company and may force the Company to reduce or curtail operations.

The Company believes it will have adequate cash to sustain operations until it achieves sustained profitability. There can be no assurance that funding will be available on acceptable terms, if at all, or that such funds, if raised, would enable the Company to achieve or sustain profitable operations.

These factors raise substantial doubt about the Company's ability to continue as a going concern.  The consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the classification of liabilities that might result from the outcome of these uncertainties.

Revenue Recognition

The Company recognizes revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when the products are shipped to the customer in accordance with the contract or purchase order, risk of loss and title has passed to the customer, collectibility is reasonably assured and pricing is fixed and determinable.

Precision Aerostructures, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For The Years Ended December 31, 2008 and 2007

NOTE 1 – BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Current accounting guidance presumes that payments by a vendor to a customer should be accounted for as a reduction in revenues. However, the presumption is overcome if both of the following are true:

1.	The vendor receives, or will receive, an identifiable benefit (goods or services) in exchange for the consideration.

2.	The vendor can reasonably estimate the fair value of the benefit identified under the first condition.

Based on the Company’s analysis of the above mentioned conditions, management has determined that the Company meets the requirements of the accounting guidance in order to characterize these payments as a cost as opposed to a reduction of revenues. Accordingly, such costs have been classified as cost of sales (see Note 2).

Accounts Receivable

Management performs ongoing credit evaluations of their customers and adjusts credit limits based upon payment history and the customer’s current creditworthiness, as determined by their review of their current credit information. Collections and payments from customers are continually monitored and an allowance for estimated credit losses is maintained based upon historical experience and any specific customer collection issues that have been identified.  During the year ended December 31, 2008, the Company recorded bad debt expense of $2,637,432, see Note 2 for further information.

Inventories

The Company values inventories at the lower of cost or net realizable value. Cost is determined using the standard cost method, which approximates actual cost on a first-in, first-out basis and includes the cost of raw materials.  At each reporting period, the Company evaluates its ending inventories for excess quantities and obsolescence.  Among other factors, the Company considers historical demand and forecasted demand in relation to the inventory on hand, competitiveness of product offerings, market conditions and product life cycles when determining obsolescence and net realizable value. Provisions are made to reduce excess or obsolete inventories to their estimated net realizable values. Once established, write-downs are considered permanent adjustments to the cost basis of the corresponding inventories.

Precision Aerostructures, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For The Years Ended December 31, 2008 and 2007

NOTE 1 – BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Long-Lived Assets

The Company evaluates long-lived assets held and used by the Company for impairment on at least an annual basis or whenever events or changes in circumstances indicate that their net book value may not be recoverable. When such factors and circumstances exist, the Company compares the projected undiscounted future cash flows associated with the related asset or group of assets over their estimated useful lives against their respective carrying amount. Impairment, if any, is based on the excess of the carrying amount over the fair value, based on market value when available, or discounted expected cash flows, of those assets and is recorded in the period in which the determination is made. The Company's management believes there is no impairment of long-lived assets as of December 31, 2008. There can be no assurance, however, that market conditions will not change or demand for the Company's products will continue, which could result in future impairment of long-lived assets.

Property and Equipment

The Company’s property and equipment are stated at cost and are depreciated and amortized on the straight-line method over their estimated useful lives of three to seven years.  The estimated useful lives of depreciable properties are as follows:

Machinery	5 years
Furniture	7 years
Office equipment	5 years
Software	3 years
Auto	5 years

Advertising

Advertising costs are charged to expense as incurred. For the years ended December 31, 2008 and 2007, advertising expense totaled approximately $49,000 and $1,000, respectively.

Income Taxes

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the consolidated financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Precision Aerostructures, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For The Years Ended December 31, 2008 and 2007

NOTE 1 – BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

The effect on the deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date. A valuation allowance is provided for significant deferred tax assets when it is more likely than not that such assets will not be recovered.

Recent Accounting Pronouncements

In December 2008, the Financial Accounting Standards Board issued a staff position that defers the effective date of an interpretation that seeks to reduce diversity in practice associated with certain aspects of measurement and recognition in accounting for income taxes for nonpublic enterprises included within this scope to the annual financial statements for fiscal years beginning after December 15, 2008. Once effective, this interpretation should be applied, including its application to acquired tax positions, as of the beginning of the Company’s fiscal year. The Company is currently evaluating the impact of this staff position on its consolidated financial statements.

NOTE 2 – CONCENTRATION OF RISK

Cash

The Company maintains its cash balance with one financial institution.  The balance is insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000.  At December 31, 2008 and 2007, the Company had $0 and approximately $294,000, respectively, in this financial institution in excess of the FDIC insurance limit.  The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risks on cash.

Major Customers

For the year ended December 31, 2008, one customer accounted for approximately 98% of the Company's net revenues. As of December 31, 2008, accounts receivable from a different customer totaled approximately 97% of the total accounts receivable balance.

For the year ended December 31, 2007, one customer accounted for 100% of the Company's net revenues. As of December 31, 2007, accounts receivable from this customer totaled 100% of the total accounts receivable balance.

In November 2008, the Company’s main customer filed for bankruptcy.  Accordingly, the Company incurred bad debt expense of approximately $2,600,000 as of December 31, 2008.

Precision Aerostructures, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For The Years Ended December 31, 2008 and 2007

NOTE 2 – CONCENTRATION OF RISK, continued

Major Supplier

For the year ended December 31, 2007, one vendor accounted for approximately 70% of the Company’s net purchases.  This vendor is the same company as the major customer during 2007 discussed above.  While the Company believes alternate suppliers could be utilized, any inability to obtain components or products in the amounts needed on a timely basis or at commercially reasonable prices could result in delays in product introductions, interruption in product shipments or increases in product costs, which could have a material adverse effect on the Company.

For the year ended December 31, 2008, two vendors accounted for approximately 71% of the Company’s net purchases.

NOTE 3 – PROPERTY AND EQUIPMENT

The Company’s property and equipment consists of the following:

	2008	2007

Autos	$164,435	$113,564
Machinery and equipment	1,465,155	798,114
Computer software	39,368	38,449
Office furniture and equipment	10,180	6,411
	1,679,138	956,538

Less accumulated depreciation	(450,918)	(140,964)

	$1,228,220	$815,574

Depreciation expense for December 31, 2008 and 2007 was approximately $310,000 and $136,000, respectively.

Assets held under capital lease obligations, included in machinery and equipment, were $1,315,244 and $374,306 and amortization expense on these assets was approximately $239,000 and $94,000 for 2008 and 2007, respectively.

Precision Aerostructures, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For The Years Ended December 31, 2008 and 2007

NOTE 4 – DEBT

Line of Credit

The Company entered into a revolving line of credit with Wells Fargo Bank (the “Line”) during the year ended December 31, 2008.  The maximum borrowing on the Line is $50,000, the borrowings bear interest at 10.25% per annum.  There are no covenants under the Line. As of December 31, 2008, the outstanding balance on the Line was $48,340 and approximately $1,600 was available under the Line.

Note Payable to Related Party

In December 2008, the Company borrowed $20,000 from the brother of the Company’s sole stockholder.  The note bears interest at 10% per annum and is due on demand.

Notes Payable

The Company’s notes payable consist of the following:

	2008	2007

Mercedes-Benz Financial, secured with an auto, entered into in February 2007, bearing interest at 9.5% per annum, payable in principal and interest monthly installments of $1,839, maturing in January 2012.	$59,630	$73,229

HSBC, secured with equipment, entered into in February 2007, bearing interest at 1.5% per annum for the first 24 months and $18.99% for the remaining 36 months, payable in monthly principal and interest installments of $588, maturing in January 2009. The note is still outstanding and is currently in default.	8,638	9,633

Wells Fargo Bank, secured with equipment, entered into in February 2007, bearing interest at 13.25% per annum, payable in monthly installments of $1,191, maturing in January 2009. The note was paid in full during 2008.	-	14,355

Precision Aerostructures, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For The Years Ended December 31, 2008 and 2007

NOTE 4 – DEBT, continued

	2008	2007

GE Money Bank, secured with equipment, entered into in July 2007, bearing interest at 17.9% per annum, payable in monthly principal and interest installments of $1,156, maturing in June 2012.	36,464	42,114

Capital One Finance, secured with an auto, entered into in April 2008, bearing interest at 7.9% per annum, payable in monthly principal and interest installments of $530, maturing in March 2013.	21,275	-

Balboa Thrift & Loan, secured with an auto, entered into in April 2008, bearing interest at 7.9% per annum, payable in monthly principal and interest installments of $309, maturing in March 2013.	12,401	-

Rick Wackeen & Associates, secured with equipment, entered into in December 2008, due on demand. The note was repaid in 2009.	30,000	-
	168,408	139,331

Less current portion	(73,798)	(37,530)

	$94,610	$101,801

The aggregate maturities of notes payable as of December 31, 2008 are as follows:

Years Ending
December 31,

2009	$73,798
2010	35,430
2011	41,376
2012	17,804
$168,408

Precision Aerostructures, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For The Years Ended December 31, 2008 and 2007

NOTE 5 – COMMITMENTS AND CONTINGENCIES

Leases

The Company leases various office facilities and equipment under non-cancelable operating and capital lease arrangements.  The operating leases expire through January 2010 and require monthly payments ranging from $47 to $6,254.  The Company is currently on a month-to-month basis for its facilities.  The capital leases expire through March 2013 and require monthly payments ranging from $2,029 to $10,273.  Certain capital leases are in default and are currently classified as current on the accompanying consolidated balance sheets.  The following are aggregate future minimum lease payments due under operating and capital leases as of December 31, 2008:

Years Ending December 31,	Operating Leases	Capital Leases	Total

2009	$133,000	$558,000	$691,000
2010	58,000	83,000	141,000
2011	-	82,000	82,000
2012	-	82,000	82,000
2013	-	31,000	31,000

	$191,000	836,000	$1,027,000

Less amounts representing interest (ranging from 10% to 18%)		(116,650)

Present value of net minimum lease payments		719,350

Less current portion		(485,192)

Long-term portion		$234,158

For the years ended December 31, 2008 and 2007, rent expense was approximately $112,000 and $60,000, respectively.

Delinquent Income Taxes

At December 31, 2008 and 2007, the Company has accrued approximately $283,000 and $29,000, respectively, related to penalties and interest in connection with delinquent income taxes related to the late filing of its Federal and State income tax returns for the years ended December 31, 2007 and 2006.  The Company has included the accrued amounts in other current liabilities and the related expense in general and administrative expenses in the accompanying consolidated financial statements.  The related returns were filed in April 2009.  Through April 2009, the date of filing of the 2006 and 2007 income tax returns, the Company has accrued approximately $323,000 of penalties and interest.

Precision Aerostructures, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For The Years Ended December 31, 2008 and 2007

NOTE 5 – COMMITMENTS AND CONTINGENCIES, continued

Delinquent Payroll Taxes

At December 31, 2008 and 2007, the Company has accrued approximately $770,000 and $360,000, respectively, for estimated penalties and interest in connection with payroll taxes incurred but not remitted related to executive compensation for the years ended December 31, 2007 and 2006.  The Company has included the accrued amounts in accrued payroll, payroll taxes and penalties and the related expense in general and administrative expenses in the accompanying consolidated financial statements. In addition, as of December 31, 2008 and 2007, the Company accrued approximately $282,000 and $0, respectively, of delinquent payroll taxes.

Litigation

The Company is involved in litigation matters from time to time arising out of the Company’s normal business activities.  Management does not expect the outcome of any legal matters to have a materially adverse effect on the Company’s consolidated financial statements.

Indemnities and Guarantees

The Company has made certain indemnities and guarantees, under which it may be required to make payments to a guaranteed or indemnified party, in relation to certain actions or transactions.  The Company indemnifies its directors, officers, employees and agents, as permitted under the laws of the State of California.  In connection with its facility leases, the Company has indemnified its lessors for certain claims arising from the use of the facilities.  The duration of the guarantees and indemnities varies, and is generally tied to the life of the agreement. These guarantees and indemnities do not provide for any limitation of the maximum potential future payments the Company could be obligated to make.  Historically, the Company has not been obligated nor incurred any payments for these obligations and, therefore, no liabilities have been recorded for these indemnities and guarantees in the accompanying consolidated balance sheets.

Precision Aerostructures, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For The Years Ended December 31, 2008 and 2007

NOTE 6 – INCOME TAXES

The provision (benefit) for income taxes for the years ended December 31, 2008 and 2007 is as follows:

	2008	2007

Current:
Federal	$(573,232)	$452,529
State	(149,040)	117,658
	(722,272)	570,187

Deferred:
Federal	$-	$25,500
State	-	6,630
	-	32,130

	$(722,272)	$602,317

As of December 31, 2008 and 2007, the Company’s deferred tax assets were approximately $1,700,000 and $0, respectively, and consisted primarily of net operating loss carryforwards offset by a deferred tax liability related to the tax basis of certain fixed assets of approximately $191,000 and $77,000, respectively.

During 2008 and 2007, the valuation allowance increased by approximately $740,000 and $0, respectively.  The valuation allowance was calculated pursuant to the accounting guidance for income taxes, which requires an assessment of both positive and negative evidence when measuring the need for a valuation allowance.  Such evidence includes the Company’s past and projected future performance, the market environment in which the Company operates, the utilization of past tax credits, and the length of the carry-back and carry-forward periods of net operating losses.  In determining that a valuation allowance under the accounting guidance for income taxes was required, added weight was given to the historic operating results of the Company from inception, and the net operating loss limitation on the use of some NOLs under Internal Revenue Code Section 382.  The Company intends to maintain a full valuation allowance until sufficient positive evidence, as contemplated by the accounting guidance for income taxes, exists in future periods to support its reversal.

Precision Aerostructures, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For The Years Ended December 31, 2008 and 2007

NOTE 6 – INCOME TAXES, continued

As of December 31, 2008, the Company’s net operating loss carryforwards (“NOLs”) of $1,700,000 and $1,600,000 for federal and state reporting purposes, respectively, expire in various years through fiscal 2028 and 2018, respectively.  The federal and state tax codes provide for restrictive limitations on the annual utilization of NOLs to offset taxable income when the stock ownership of a company significantly changes, as defined.  Utilization of these amounts could be further limited if additional ownership changes occur in the future.

The effective tax rates in 2008 and 2007 were different than the statutory federal income tax rates due to the effect of state taxes, basis differences of certain fixed assets and the increase in the valuation allowance.

NOTE 7 – SUBSEQUENT EVENTS

Tax Lien

On August 25, 2009, the Company received notice from the IRS of a federal tax lien filing for amounts totaling $30,340.  The lien attaches to all property owned by the Company and any property to be acquired in the future.

Acquisition

On October 9, 2009, New Century Companies, Inc. (“New Century”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with the Company and Michael Cabral (“Cabral”) pursuant to which Cabral, as the sole shareholder of the Company, agreed to transfer to New Century all of the capital stock of the Company in exchange for 5,000,000 shares of New Century’s common stock and a promissory note (the “Note”) in the principal amount of $500,000 payable from the proceeds of any equity financing with gross proceeds of at least $2,000,000, provided that the investors in such financing permit the proceeds thereof  to be used for such purpose.

Additionally, at such time (the “Vesting Date”) as the cumulative net income of the Company is at least $3,000,000 for the period commencing on January 1, 2010 and ending on October 9, 2012 the Company will issue to Cabral warrants (the “Warrants”) to purchase 3,000,000 shares of New Century’s common stock.  The Warrants will be for a term of the earlier of three years from the Vesting Date or January 1, 2014, and shall have an exercise price of $0.10 per share. The Share Exchange Agreement was consummated on October 9, 2009.

The terms of the purchase were the result of arms-length negotiations.

Following the acquisition, New Century will report the Company’s results of operations as a new segment.

The Company has evaluated and determined that no events have occurred subsequent to the balance sheet date and through the date of the auditors’ report that would require inclusion or disclosure in its consolidated financial statements, other than those disclosed above.

Precision Aerostructures, Inc.

CONSOLIDATED FINANCIAL STATEMENTS

For The Six Months Ended June 30, 2009 and 2008 (Unaudited)

Precision Aerostructures, Inc.

TABLE OF CONTENTS

Financial Statements:

Consolidated Balance Sheets	1

Consolidated Statements of Operations (unaudited)	2

Consolidated Statements of Cash Flows (unaudited)	3-4

Notes to Consolidated Financial Statements (unaudited)	5-14

Precision Aerostructures, Inc.

CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
	2009	2008
	(Unaudited)	(Audited)
ASSETS

Current assets:
Cash	$3,798	$34,393
Accounts receivable	146,791	42,325
Inventories	19,955	45,731
Other current assets	450	5,000
Total current assets	170,994	127,449

Property, plant and equipment, net	980,597	1,228,220

	$1,151,591	$1,355,669

LIABILITIES AND STOCKHOLDER’S DEFICIT

Current liabilities:
Accounts payable	$480,357	$429,868
Accrued payroll, payroll taxes and penalties	1,320,523	1,054,829
Line of credit	50,047	48,340
Note payable to related party	20,000	20,000
Current portion of capital lease obligations	431,358	485,192
Current portion of notes payable	262,445	73,798
Other current liabilities	522,057	462,696

Total current liabilities	3,086,787	2,574,723

Deferred tax liability	-	-
Capital lease obligations, net of current portion	203,178	234,158
Long-term notes payable, net of current portion	-	94,610

Total liabilities	3,289,965	2,903,491

Commitments and contingencies

Stockholder’s deficit:
Common stock, $1.00 value; 5,000,000 shares authorized;
1,000 shares issued and outstanding	1.000	1,000
Additional paid-in Capital	96,575	62,575
Accumulated deficit	(2,235,949)	(1,611,397)

Total stockholder’s deficit	(2,138,374)	(1,547,822)

	$1,151,591	$1,355,669

See accompanying notes to consolidated financial statements

1

Precision Aerostructures, Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	For The Six Months Ended June 30,
	2009	2008

Net sales	$436,784	$2,722,425

Cost of sales	563,842	1,701,393

Gross profit (loss)	(127,058)	1,021,032

Bad debt expense	-	2,590,583
General and administrative expenses	287,404	464,284

Loss from operations	(414,462)	(2,033,835)

Other income (expense):
Other income	5,772	-
Interest expense, net	(25,326)	(27,318)

Total other expense, net	(19,554)	(27,318)

Net loss	$(434,016)	$(2,061,153)

See accompanying notes to consolidated financial statements

2

Precision Aerostructures, Inc.

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	For The Six Months Ended June 30,
	2009	2008

Cash flows from operating activities:
Net loss	$(434,016)	$(2,061,153)
Adjustments to reconcile net loss to net cash
(used in) provided by operating activities:
Bad debt expense	-	2,590,583
Depreciation	222,255	131,285
Net gain on disposal of equipment	(5,772)	-
Changes in operating assets and liabilities:
Accounts receivable	(104,466)	(392,400)
Inventories	25,776	(112,882)
Other current assets	4,550	2,793
Accounts payable	50,489	(100,828)
Accrued payroll, payroll taxes and penalties	265,694	49,435
Other current liabilities	(131,175)	(111,184)

Net cash (used in) provided by operating activities	(106,665)	(4,351)

Cash flows from investing activities:
Purchase of property, plant and equipment	-	(48,850)
Proceeds from the sale of property, plant and equipment	18,739	-

Net cash provided by (used in) investing activities	18,739	(48,850)

Cash flows from financing activities:
Payments made on notes payable	(55,963)	(32,417)
Borrowings from notes payable	150,000	-
Net borrowings on the line of credit	1,707	-
Payments made on capital lease obligations	(72,413)	(83,543)
Distributions to stockholder	-	(46,330)
Contributions from stockholder	34,000	-

Net cash provided by (used in) financing activities	57,331	(162,290)

Net change in cash	(30,595)	6,877

Cash, beginning of period	34,393	453,602

Cash, end of period	$3,798	$460,479

Continued …

3

Precision Aerostructures, Inc.

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) - CONTINUED

	For The Six Months Ended June 30,
	2009	2008

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$28,000	$7,900
Cash paid during the period for income taxes	$-	$-

Supplemental disclosure of noncash investing
and financing activities:
Purchase of property and equipment with debt	$-	$507,336
Reclassification of accounts payable to
capital lease obligations	$-	$340,263
Disposal of equipment	$12,401	$-

See accompanying notes to consolidated financial statements

4

Precision Aerostructures, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

For The Six Months Ended June 30, 2009 and 2008

NOTE 1 – BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Precision Aerostructures, Inc. (the “Company”) is a California corporation.  The Company was incorporated in 2006 and is a supplier of complex structural airframe machined components and assemblies for commercial and military aircraft builders in the United States and around the world. The Company specializes in engineering, and manufacturing of precision computerized numerical control (“CNC”) machined multi-axis structural aircraft components.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America.

Principles of Consolidation

The consolidated financial statements include the accounts of Precision Aerostructures, Inc. and its wholly owned subsidiary, Precision Aerostructures.  All intercompany accounts and transactions have been eliminated in consolidation.

Basis of Accounting

The Company records transactions on the accrual basis of accounting. Accrual accounting allows for revenue to be recognized when earned and expenses to be recognized when goods or services are received, without regard to the receipt or payment of cash. The accompanying consolidated financial statements are presented on the accrual basis of accounting.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates include, but are not limited to, collectability of accounts receivable, valuation of inventories, accrued payroll and income tax penalties and interest and the recoverability of property and equipment.  Actual results could differ from these estimates.

5

Precision Aerostructures, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

For The Six Months Ended June 30, 2009 and 2008

NOTE 1 – BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company has incurred a net loss and has a working capital deficit of $2,915,793 at June 30, 2009.

The Company's success is dependent upon numerous items, certain of which are the successful growth of revenues from its products and services and its ability to obtain new customers in order to achieve levels of revenues adequate to support the Company's current and future cost structure, for which there is no assurance. Unanticipated problems, expenses, and delays are frequently encountered in establishing and maintaining profitable operations.  These include, but are not limited to, competition, the need to develop customer support capabilities and market expertise, setbacks in product development, technical difficulties, market acceptance and sales and marketing.  The failure of the Company to meet any of these conditions could have a materially adverse effect on the Company and may force the Company to reduce or curtail operations.

The Company believes it will have adequate cash to sustain operations until it achieves sustained profitability. There can be no assurance that funding will be available on acceptable terms, if at all, or that such funds, if raised, would enable the Company to achieve or sustain profitable operations.

These factors raise substantial doubt about the Company's ability to continue as a going concern.  The consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the classification of liabilities that might result from the outcome of these uncertainties.

6

Precision Aerostructures, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

For The Six Months Ended June 30, 2009 and 2008

NOTE 1 – BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Revenue Recognition

The Company recognizes revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when the products are shipped to the customer in accordance with the contract or purchase order, risk of loss and title has passed to the customer, collectability is reasonably assured and pricing is fixed and determinable.

Current accounting guidance presumes that payments by a vendor to a customer should be accounted for as a reduction in revenues. However, the presumption is overcome if both of the following are true:

1.	The vendor receives, or will receive, an identifiable benefit (goods or services) in exchange for the consideration.

2.	The vendor can reasonably estimate the fair value of the benefit identified under the first condition.

Based on the Company’s analysis of the above mentioned conditions, management has determined that the Company meets the requirements of the accounting guidance in order to characterize these payments as a cost as opposed to a reduction of revenues. Accordingly, such costs have been classified as cost of sales (see Note 2).

Accounts Receivable

Management performs ongoing credit evaluations of their customers and adjusts credit limits based upon payment history and the customer’s current creditworthiness, as determined by their review of their current credit information. Collections and payments from customers are continually monitored and an allowance for estimated credit losses is maintained based upon historical experience and any specific customer collection issues that have been identified.  During the period ended June 30, 2008, the Company recorded bad debt expense of $2,590,583, see Note 2 for further information.

7

Precision Aerostructures, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

For The Six Months Ended June 30, 2009 and 2008

NOTE 1 – BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Inventories

The Company values inventories at the lower of cost or net realizable value. Cost is determined using the standard cost method, which approximates actual cost on a first-in, first-out basis and includes the cost of raw materials.  At each balance sheet date, the Company evaluates its ending inventories for excess quantities and obsolescence.  Among other factors, the Company considers historical demand and forecasted demand in relation to the inventory on hand, competitiveness of product offerings, market conditions and product life cycles when determining obsolescence and net realizable value. Provisions are made to reduce excess or obsolete inventories to their estimated net realizable values. Once established, write-downs are considered permanent adjustments to the cost basis of the corresponding inventories.

Long-Lived Assets

The Company evaluates long-lived assets held and used by the Company for impairment on at least an annual basis or whenever events or changes in circumstances indicate that their net book value may not be recoverable. When such factors and circumstances exist, the Company compares the projected undiscounted future cash flows associated with the related asset or group of assets over their estimated useful lives against their respective carrying amount. Impairment, if any, is based on the excess of the carrying amount over the fair value, based on market value when available, or discounted expected cash flows, of those assets and is recorded in the period in which the determination is made. The Company's management believes there is no impairment of long-lived assets as of June 30, 2009. There can be no assurance, however, that market conditions will not change or demand for the Company's products will continue, which could result in future impairment of long-lived assets.

Property and Equipment

The Company’s property and equipment are stated at cost and are depreciated and amortized on the straight-line method over their estimated useful lives of three to seven years.  The estimated useful lives of depreciable properties are as follows:

Machinery	5 years
Furniture	7 years
Office equipment	5 years
Software	3 years
Auto	5 years

8

Precision Aerostructures, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

For The Six Months Ended June 30, 2009 and 2008

NOTE 1 – BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Advertising

Advertising costs are charged to expense as incurred. For the six months ended June 30, 2009 and 2008, advertising expense totaled approximately $2,000 and $22,000, respectively.

Income Taxes

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the consolidated financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

The effect on the deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date. A valuation allowance is provided for significant deferred tax assets when it is more likely than not that such assets will not be recovered.

Recent Accounting Pronouncements

In December 2008, the Financial Accounting Standards Board issued a staff position that defers the effective date of an interpretation that seeks to reduce diversity in practice associated with certain aspects of measurement and recognition in accounting for income taxes for nonpublic enterprises included within this scope to the annual financial statements for fiscal years beginning after December 15, 2008. Once effective, this interpretation should be applied, including its application to acquired tax positions, as of the beginning of the Company’s fiscal year. The Company is currently evaluating the impact of this staff position on its consolidated financial statements.

NOTE 2 – CONCENTRATION OF RISK

Cash

The Company maintains its cash balance with one financial institution.  The balance is insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000.  At June 30, 2009 and 2008, the Company had $0 and approximately $216,000, respectively, in this financial institution in excess of the FDIC insurance limit.  The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risks on cash.

9

Precision Aerostructures, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

For The Six Months Ended June 30, 2009 and 2008

NOTE 2 – CONCENTRATION OF RISK, continued

Major Customers

For the six months ended June 30, 2009, two customers accounted for 97% of the Company's net revenues. As of June 30, 2009, accounts receivable from these two customers totaled 100% of the total accounts receivable balance.

For the six months ended June 30, 2008, one customer accounted for 100% of the Company's net revenues. As of June 30, 2008, accounts receivable from this customer totaled 100% of the total accounts receivable balance.

In November 2008, the Company’s main customer filed for bankruptcy.  Accordingly, the Company incurred bad debt expense of approximately $2,600,000 as of June 30, 2008.

Major Supplier

For the six months ended June 30, 2009 and 2008, two vendors accounted for 75% and 70%, respectively, of the Company’s net purchases.  While the Company believes alternate suppliers could be utilized, any inability to obtain components or products in the amounts needed on a timely basis or at commercially reasonable prices could result in delays in product introductions, interruption in product shipments or increases in product costs, which could have a material adverse effect on the Company.

NOTE 3 – DEBT

Line of Credit

The Company entered into a revolving line of credit with Wells Fargo Bank (the “Line”) during the six months ended June 30, 2008.  The maximum borrowing on the Line is $50,000 and the borrowings bear interest at 10.25% per annum.  There are no covenants under the Line. As of June 30, 2009, the outstanding balance on the Line, including accrued interest, was $50,047 and no amounts were available for borrowing under the Line.

Note Payable to Related Party

In December 2008, the Company borrowed $20,000 from the brother of the Company’s sole stockholder.  The note bears interest at 10% per annum and is due on demand.

10

Precision Aerostructures, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

For The Six Months Ended June 30, 2009 and 2008

NOTE 3 – DEBT, continued

Notes Payable

In December 2008, the Company borrowed $30,000 from Rick Wackeen & Associates, an unrelated party, secured with equipment, and due on demand.  The note was repaid in 2009.

The Company’s notes payable consist of the following at June 30, 2009:

Mercedes-Benz Financial, secured with an auto, entered into in February 2007, bearing interest at 9.5% per annum, payable in principal and interest monthly installments of $1,839, maturing in January 2012. The note is currently in default.	$58,254

HSBC, secured with equipment, entered into in February 2007, bearing interest at 1.5% per annum for the first 24 months and $18.99% for the remaining 36 months, payable in monthly principal and interest installments of $588, maturing in January 2009. The note is currently in default.	8,638

GE Money Bank, secured with equipment, entered into in July 2007, bearing interest at 17.9% per annum, payable in monthly principal and interest installments of $1,156, maturing in June 2012. The note is currently in default.	36,464

Capital One Finance, secured with an auto, entered into in April 2008, bearing interest at 7.9% per annum, payable in monthly principal and interest installments of $530, maturing in March 2013. The note is currently in default.	21,275

US Bank, secured with equipment, entered into in February 2009, bearing interest at 11.99% per annum, payable in monthly principal and interest installments of $5,811, maturing in August 2011. The note is currently in default.	137,814
262,445

Less current portion	(262,445)

$-

11

Precision Aerostructures, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

For The Six Months Ended June 30, 2009 and 2008

NOTE 4 – COMMITMENTS AND CONTINGENCIES

Leases

The Company leases various office facilities and equipment under non-cancelable operating and capital lease arrangements.  The operating leases expire through January 2010 and require monthly payments ranging from $47 to $6,254.  The Company is currently on a month-to-month basis.  The capital leases expire through March 2013, have interest rates between 7.9% and 18.9% and require monthly payments ranging from $2,029 to $10,273.  Certain capital leases are in default and are currently classified as current on the accompanying consolidated balance sheets.

For the six months ended June 30, 2009 and 2008, rent expense was approximately $73,000 and $51,000, respectively.

Delinquent Income Taxes

At June 30, 2009 and 2008, the Company has accrued approximately $323,000 and $202,000, respectively, related to penalties and interest in connection with delinquent income taxes related to the late filing of its Federal and State income tax returns for the years ended December 31, 2007 and 2006.  The Company has included the accrued amounts in other current liabilities and the related expense in general and administrative expenses in the accompanying consolidated financial statements. The related returns were filed in April 2009.  Through April 2009, the date of filing of the 2006 and 2007 income tax returns, the Company has accrued approximately $323,000 of penalties and interest.

Delinquent Payroll Taxes

At June 30, 2009 and December 31, 2008, the Company has accrued approximately $950,000 and $770,000, respectively, for estimated penalties and interest in connection with payroll taxes incurred but not remitted related to executive compensation for the period ended June 30, 2009 and the year ended December 31, 2008.  The Company has included the accrued amounts in accrued payroll, payroll taxes and penalties and the related expense in general and administrative expenses in the accompanying consolidated financial statements. In addition, as of June 30, 2009, the Company had accrued approximately $375,000 of delinquent payroll taxes.

12

Precision Aerostructures, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

For The Six Months Ended June 30, 2009 and 2008

NOTE 4 – COMMITMENTS AND CONTINGENCIES, continued

Indemnities and Guarantees

The Company has made certain indemnities and guarantees, under which it may be required to make payments to a guaranteed or indemnified party, in relation to certain actions or transactions.  The Company indemnifies its directors, officers, employees and agents, as permitted under the laws of the State of California.  In connection with its facility leases, the Company has indemnified its lessors for certain claims arising from the use of the facilities.  The duration of the guarantees and indemnities varies, and is generally tied to the life of the agreement. These guarantees and indemnities do not provide for any limitation of the maximum potential future payments the Company could be obligated to make.  Historically, the Company has not been obligated nor incurred any payments for these obligations and, therefore, no liabilities have been recorded for these indemnities and guarantees in the accompanying consolidated balance sheets.

NOTE 5 – SUBSEQUENT EVENTS

Tax Lien

On August 25, 2009, the Company received notice from the IRS of a federal tax lien filing for amounts totaling $30,340.  The lien attaches to all property owned by the Company and any property to be acquired in the future.

Acquisition

On October 9, 2009, New Century Companies, Inc. (“New Century”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with the Company and Michael Cabral (“Cabral”) pursuant to which Cabral, as the sole shareholder of the Company, agreed to transfer to New Century all of the capital stock of the Company in exchange for 5,000,000 shares of New Century’s common stock and a promissory note (the “Note”) in the principal amount of $500,000 payable from the proceeds of any equity financing with gross proceeds of at least $2,000,000, provided that the investors in such financing permit the proceeds thereof  to be used for such purpose.

Additionally, at such time (the “Vesting Date”) as the cumulative net income of the Company is at least $3,000,000 for the period commencing on January 1, 2010 and ending on October 9, 2012 the Company will issue to Cabral warrants (the “Warrants”) to purchase 3,000,000 shares of New Century’s common stock.  The Warrants will be for a term of the earlier of three years from the Vesting Date or January 1, 2014, and shall have an exercise price of $0.10 per share. The Share Exchange Agreement was consummated on October 9, 2009.

13

Precision Aerostructures, Inc.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

For The Six Months Ended June 30, 2009 and 2008

NOTE 5 – SUBSEQUENT EVENTS, continued

The terms of the purchase were the result of arms-length negotiations.

Following the acquisition, New Century will report the Company’s results of operations as a new segment.

14